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                                                                   EXHIBIT 10.33

             ENPRO INDUSTRIES, INC. DEFINED BENEFIT RESTORATION PLAN

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             ENPRO INDUSTRIES, INC. DEFINED BENEFIT RESTORATION PLAN

                                Table of Contents

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
ARTICLE I DEFINITIONS.................................................................................     1

         Section 1.1  Definitions.....................................................................     1

ARTICLE II COMMITTEE..................................................................................     3

         Section 2.1  Committee.......................................................................     3

ARTICLE III BENEFITS..................................................................................     3

         Section 3.1  Eligibility for Benefits........................................................     3

         Section 3.2  Amount of Benefits..............................................................     3

         Section 3.3  Method of Benefit Payment.......................................................     4

         Section 3.4  Allocation of Benefits Among Participating Employers............................     5

         Section 3.5  Other Payment Provisions........................................................     5

ARTICLE IV AMENDMENT AND TERMINATION..................................................................     5

         Section 4.1  Amendment or Termination of Plan................................................     5

         Section 4.2  Effective Date and Procedure for Amendment or Termination.......................     5

ARTICLE V MISCELLANEOUS PROVISIONS....................................................................     5

         Section 5.1  Nature of Plan and Rights.......................................................     5

         Section 5.2  Termination of Employment.......................................................     6

         Section 5.3  Spendthrift Provision...........................................................     6

         Section 5.4  Employment Noncontractual.......................................................     6

         Section 5.5  Adoption by Other Participating Employers.......................................     6

         Section 5.6  Applicable Law..................................................................     6
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             ENPRO INDUSTRIES, INC. DEFINED BENEFIT RESTORATION PLAN

                              Statement of Purpose

      EnPro Industries, Inc. (the "Corporation") sponsors the [RETIREMENT PLAN FOR SALARIED EMPLOYEES OF ENPRO INDUSTRIES, INC. (FORMERLY THE "RETIREMENT PLAN FOR SALARIED EMPLOYEES OF COLTEC INDUSTRIES, INC"] [CONFIRM PLAN NAME] (the "Retirement Plan"), a tax-qualified defined benefit plan. Benefits otherwise payable from time to time under the Retirement Plan may be limited for certain participants or their beneficiaries as a result of the limitations of Sections 401(a)(17) and 415(b) of the Internal Revenue Code. In addition, certain participants in the Retirement Plan have portions of their compensation reduced pursuant to nonqualified deferred compensation plans sponsored by the Corporation. Such deferred compensation is not taken into account for purposes of determining the amount of benefits under the Retirement Plan. The Corporation desires to adopt and establish the EnPro Industries, Inc. Defined Benefit Restoration Plan (the "Plan"), a nonqualified, unfunded plan, to provide a selected group of these participants and their beneficiaries with those benefits that would have been provided under the Retirement Plan but for the limitations described above and taking into account any deferred compensation that would have been included in compensation for purposes of determining benefits under the Retirement Plan had it not been deferred.

      NOW, THEREFORE, for the purposes aforesaid, the Corporation hereby establishes the Plan effective as of the Distribution Date, as such term is defined in the Distribution Agreement among Goodrich Corporation, EnPro Industries, Inc. and Coltec Industries Inc (the "Effective Date") to consist of the following Articles I through V:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Definitions. Unless the context clearly indicates otherwise, when used in the Plan:

            Amendment or Termination Date means the date on which an amendment or the termination of the Plan is adopted by the Corporation or, if later, the effective date of such amendment or termination.

            Beneficiary means a "beneficiary" under the Retirement Plan.

            Board means the Board of Directors of the Corporation.

            Code means the Internal Revenue Code of 1986, as amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

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            Code Limitations means any one or more of the limitations and restrictions that Sections 401(a)(17) and 415(b) of the Code place on benefits otherwise payable from time to time to a Participant or his Beneficiary under the Retirement Plan.

            Committee means the Compensation and Human Resources Committee of the Board.

            Corporation is defined in the Statement of Purpose as EnPro Industries, Inc. and includes any successor thereto.

            Effective Date is defined in the Statement of Purpose as the Distribution Date, as such term is defined in the Distribution Agreement among Goodrich Corporation, EnPro Industries, Inc. and Coltec Industries Inc.

            Eligible Employee means an Employee designated as an Eligible Employee in accordance with Section 3.1.

            Employee means an individual employed by a Participating Employer.

            Exchange Act means the Securities Exchange Act of 1934.

            Participant means any Eligible Employee who participates in the Retirement Plan.

            Participating Employer means (i) the Corporation, (ii) each other participating employer under the Retirement Plan on the date hereof that is part of the same controlled group of corporations as the Corporation and (iii) any other incorporated or unincorporated trade or business which may hereafter adopt both the Retirement Plan and the Plan.

            Plan is defined in the Statement of Purpose as this plan: the EnPro Industries, Inc. Defined Benefit Restoration Plan, as the same may be amended from time to time.

            Retirement Plan is defined in the Statement of Purpose as the Retirement Plan for Salaried Employees of EnPro Industries, Inc.

            Retirement Plan Compensation means compensation used for purposes of determining the amount of benefits under the Retirement Plan.

Any capitalized terms used in the Plan that are defined in the documents comprising the Retirement Plan have the meanings assigned to them in the Retirement Plan, unless such

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terms are otherwise defined above in this Article or unless the context clearly indicates otherwise.

                                   ARTICLE II
                                    COMMITTEE

      Section 2.1 Committee. The Plan shall be administered by the Committee. In that regard, the Committee shall be empowered to interpret the provisions of the Plan and to perform and exercise all of the duties and powers granted to it under the terms of the Plan by action of a majority of its members in office from time to time. The Committee may adopt such rules and regulations for the administration of the Plan as are consistent with the terms hereof and shall keep adequate records of its proceedings and acts. All interpretations and decisions made (both as to law and fact) and other action taken by the Committee with respect to the Plan shall be conclusive and binding upon all parties having or claiming to have an interest under the Plan. Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretative issues that may arise in connection with its administration of the Plan (including without limitation any determination as to claims for benefits hereunder), and the Committee's exercise of such discretion shall be conclusive and binding on all affected parties as long as it is not arbitrary or capricious. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

                                   ARTICLE III
                                    BENEFITS

      Section 3.1 Eligibility for Benefits. The Committee shall designate which Employees of the Corporation or any other Participating Employer shall be Eligible Employees. The Plan is intended to limit eligibility to a "select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

      Section 3.2 Amount of Benefits. Subject to the provisions of Article IV, the amount of benefits payable from time to time under the Plan to a Participant or a Participant's Beneficiary who is eligible for benefits under the Plan shall be that amount, payable in accordance with Section 3.3, that is equal to the excess, if any, of Amount A and Amount B, where:

      Amount A is the amount of benefits that would be payable from time to time under the Retirement Plan to such Participant or Beneficiary if (i) the Code Limitations did not apply to the Retirement Plan and (ii) Retirement Plan Compensation under the Retirement Plan included any compensation deferred by the Participant (or the deceased Participant in the case of benefits payable to a Beneficiary) under any nonqualified deferred compensation plans sponsored by the Participating Employers so long as such deferred compensation would have been included in Retirement Plan

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      Compensation had it not been deferred (ignoring the Code Section
      401(a)(17) limitation for this purpose); and

      Amount B is the amount of benefits actually payable from time to time under the Retirement Plan to such Participant or Beneficiary (i) after application of the Code Limitations and (ii) excluding any such deferred compensation from Retirement Plan Compensation.

      Section 3.3 Method of Benefit Payment. The present value of a Participant's vested benefits determined under Section 3.2 above shall be payable to the Participant (or to the Participant's Beneficiary in the event of the Participant's death) in a single cash payment as soon as administratively practicable after the date of the Participant's termination of employment with the Participating Employers, reduced for any applicable payroll and withholding taxes. For purposes hereof, such present value shall be determined as follows, depending on whether the Participant has attained the Participant's Earliest Retirement Age as of the date of the Participant's termination of employment with Participating Employers:

      (i) Earliest Retirement Age Attained. If the Participant has attained the Participant's Earliest Retirement Age under the Retirement Plan as of the date of the Participant's termination of employment with the Participating Employers, then the present value of the vested benefits under this Plan shall be determined by: (A) assuming the benefits would commence as soon as administratively practicable after termination of employment in a singe life annuity; (B) if the Participant's termination of employment occurs prior to the Participant's Normal Retirement Age, reducing the amount of the assumed annuity payments for commencement prior to Normal Retirement Age in accordance with the provisions of the Retirement Plan as in effect at the time of termination of employment; and (C) determining the present value of those annuity payments using the actuarial assumptions in effect under the Retirement Plan at the time of termination of employment used for purposes of determining the single sum value of benefits under the Retirement Plan.

      (ii) Earliest Retirement Age Not Attained. If the Participant has not attained the Participant's Earliest Retirement Age under the Retirement Plan as of the date of the Participant's termination of employment with the Participating Employers, then the present value of the vested benefits under this Plan shall be determined by: (A) assuming the benefits would commence at the Participant's Normal Retirement Age in a singe life annuity; and (B) determining the present value of the those annuity payments using the actuarial assumptions in effect under the Retirement Plan at the time of termination of employment used for purposes of determining the single sum value of benefits under the Retirement Plan.

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      Section 3.4 Allocation of Benefits Among Participating Employers. The
benefits payable under the Plan to a particular Participant or Beneficiary shall be allocated among the Participating Employers in such proportion as shall reasonably reflect the proportion of such Participant's benefits under the Plan that are attributable to such Participant's employment by, and compensation from, the respective Participating Employers (or their predecessors in interest).

      Section 3.5 Other Payment Provisions. The Participating Employers shall withhold from any payment to a Participant or Beneficiary under the Plan any federal, state or local income or employment taxes required by law to be withheld from such payment and shall remit such taxes to the proper taxing authority. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee or is adjudged to be legally incapable of giving a valid receipt and discharge for such benefits, they will be paid to the duly appointed guardian of such minor or incompetent or to such other legally appointed person as the Committee may designate. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

                                   ARTICLE IV
                            AMENDMENT AND TERMINATION

      Section 4.1 Amendment or Termination of Plan. The Corporation shall have the right and power at any time and from time to time to amend the Plan in whole or in part, on behalf of all Participating Employers, and at any time to terminate the Plan or any Participating Employer's participation hereunder; provided, however, that no such amendment or termination shall reduce the amount of a Participant's Plan benefits accrued through the date of such amendment or termination, or further defer the due dates for the payment of such benefits, without the consent of the affected person. In connection with any termination of the Plan, the Corporation shall have the authority to cause the Plan benefits of all current and former Participants (and Beneficiary of any deceased Participants) to be paid in a single sum payment as of a date determined by the Corporation or to otherwise accelerate the payment of all Plan benefits in such manner as the Corporation shall determine in its discretion.

      Section 4.2 Effective Date and Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Any amendment to the Plan or termination of the Plan shall be made by the Corporation by resolution of the Board and shall not require the approval or consent of any Participant or Beneficiary in order to be effective except to the extent otherwise required by
Section 4.1 above.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

      Section 5.1 Nature of Plan and Rights. The Plan is an unfunded plan that is separate and distinct from the Retirement Plan. All benefits payable under the Plan shall

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be paid by the Participating Employers out of their general assets. The rights of any Participant or Beneficiary created by the Plan shall be that of a general, unsecured creditor of the Participating Employers, and nothing in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Participating Employers, the Committee and any Participant, Beneficiary or other person. No assets of any of the Participating Employers may be segregated for the benefit of any Participant or Beneficiary in any manner which would put such assets beyond the reach of the general creditors of the Participating Employers, and the rights of any Participant or Beneficiary to receive any benefits or payments under the Plan shall be no greater than the right of any general, unsecured creditor of the Participating Employers.

      Section 5.2 Termination of Employment. For the purposes of the Plan, an Employee's employment with a Participating Employer shall not be considered to have terminated so long as the Employee is in the employ of any Participating Employer or other affiliated company.

      Section 5.3 Spendthrift Provision. To the extent permitted by law, none of the benefits payable under the Plan shall be subject to the claim of any creditor of any Participant or Beneficiary or to any legal process by any creditor of any Participant or Beneficiary, and no Participant or Beneficiary entitled to benefits hereunder shall have any right whatsoever to alienate, commute, anticipate or assign any benefits under the Plan.

      Section 5.4 Employment Noncontractual. The establishment of the Plan shall not enlarge or otherwise affect the terms of any Employee's employment with his Participating Employer, and such Participating Employer may terminate the employment of the Employee as freely and with the same effect as if the Plan had not been established.

      Section 5.5 Adoption by Other Participating Employers. The Plan may be adopted by any Participating Employer participating under the Retirement Plan, such adoption to be effective as of the date specified by such Participating Employer at the time of adoption.

      Section 5.6 Applicable Law. The Plan shall be governed and construed in accordance with the laws of the State of North Carolina, except to the extent such laws are preempted by the laws of the United States of America.

                            [SIGNATURE ON NEXT PAGE]

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      IN WITNESS WHEREOF, this instrument has been executed by the Corporation on June 1, 2002.

                                         ENPRO INDUSTRIES, INC.

                                         By: /s/ Richard C. Driscoll
                                             ---------------------------------
                                             Name:   Richard C. Driscoll
                                             Title:  Senior Vice President -
                                                     Human Resources &
                                                     Administration

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